Exhibit 21

EDISON INTERNATIONAL TIER LIST

AS OF DECEMBER 31, 2012

U.S. corporations
shown in all caps.

HOLDING COMPANY

EDISON INTERNATIONAL is a corporation organized under the laws of the State of California and having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 999), Rosemead, California 91770. It was organized principally to acquire and hold securities of other corporations for investment purposes. Edison International has the following subsidiaries:

UTILITY SUBSIDIARIES

SOUTHERN CALIFORNIA EDISON COMPANY ("SCE") is a California corporation having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 800), Rosemead, California 91770. SCE is a public utility primarily engaged in the business of supplying electric energy to portions of central and southern California, excluding the City of Los Angeles and certain other cities. Unless otherwise indicated, its subsidiaries have the same principal place of business as Southern California Edison Company:

EDISON ESI is a California corporation engaged in the business of marketing services, products, information, and copyrighted materials to third parties on behalf of SCE.

Edison Material Supply LLC is a Delaware limited liability company that provides procurement, inventory and warehousing services.

MONO POWER COMPANY is an inactive California corporation that has been engaged in the business of exploring for and developing fuel resources.

The Bear Creek Uranium Company is an inactive California partnership between Mono Power Company (50%) and Anadarko Petroleum (50%) engaged in reclamation of an integrated uranium mining and milling complex in Wyoming.

SCE CAPITAL COMPANY (inactive Delaware corporation)

SCE Trust I is a Delaware business trust organized to act as a financing vehicle.

SCE Trust II is a Delaware business trust organized to act as a financing vehicle.

SCE Trust III is a Delaware business trust organized to act as a financing vehicle.

SOUTHERN STATES REALTY is a California corporation engaged in holding real estate assets for SCE.

NONUTILITY SUBSIDIARIES

EDISON ENERGY, INC. (Delaware corporation)
EDISON ELECTRIC VEHICLES, INC. (Delaware corporation)
EDISON RENEWABLE ENERGY, INC. (Delaware corporation)

EDISON INSURANCE SERVICES, INC. is a Hawaii corporation having its principal executive office at 745 Fort Street, Suite 800, Honolulu, Hawaii 96813, which provides domestic and foreign property damage and business interruption insurance to Edison International and its subsidiaries.

EIX Trust III is a Delaware business trust organized to act as a financing vehicle.

EDISON MISSION GROUP INC. (formerly The Mission Group) is a Delaware corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of nonutility companies. The subsidiaries of Edison Mission Group Inc. are as follows:

EDISON ENTERPRISES is a California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770, which owns the stock of its nonutility subsidiary.

EDISON SOURCE is an inactive California corporation having its principal place of business at 3, MacArthur Place, Suite 100, Santa Ana, California 92707.

Edison Source Norvik Company is an inactive Canadian company having its principal place of business at 1959 Upper Water Street, Suite 800, Halifax, NS B3J 2X2.

EDISON MISSION SOLAR, INC. (Delaware corporation)

EDISON O&M SERVICES (inactive California corporation)

EDISON CAPITAL is a California corporation having its principal place of business at 3, MacArthur Place, Suite 100, Santa Ana, California 92707. It is engaged in the business of providing capital and financial services in energy and infrastructure projects and affordable housing projects. Edison Capital owns a group of subsidiaries and has interests in various partnerships through its subsidiaries. The subsidiaries and partnerships of Edison Capital are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Edison Capital.

EDISON FUNDING COMPANY (California Corporation)
[directly owns 0.08% of Edison Funding Omicron Incorporated; see listing under Edison Housing Consolidation Company)
EDISON CAPITAL HOUSING INVESTMENTS (California Corporation)
[directly owns 22.79% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
[directly owns 35.52% of Edison Funding Omicron Incorporated; see listing under Edison Housing Consolidation Company]
1st Time Homebuyer Opportunities LP (Chester County Homes) 99%
18303 Kittridge Associates LP 99%
Aaron Michael Associates LP 99.9%
Auburn Manor LLC. 50% GP
Auburn Manor Apartments LP 1%
Bartlett Hill Associates LP 99%
CCS/Bellingham LP (Washington Grocery Building) 99.9%
Conejo Valley Community Housing Associates (Community House Apartments) 99%
Diamond Creek Apartments LP 99.9%
EC ASSET SERVICES, INC. (Massachusetts corporation)
EC PROPERTIES, INC. (Massachusetts corporation)
Corporations for Affordable Housing LP 1%GP
The Carlin LP 99%
Diamond Phase III Venture LP 99%
Fairmount Hotel Urban Renewal Associates LP 99%
Parkside Associates LP (Parkside Garden) 99%

Pines Housing LP 99%
Pines Housing II, LP 99%
Smyrna Gardens Associates LP 99%
Walden Pond, Ltd., LP (Hamlet) 99%
Corporations for Affordable Housing LP II 1%GP
2601 North Broad Street Associates LP (Station House) 99%
Brookline Housing Associates LLC (Bridgewater) 99%
Edgewood Manor Associates II LP 99%
Gateway Housing LP (Gateway Townhomes) 99%
Homestead Village Associates LP 99%
Junction City Apartments LP (Green Park) 99%
Liberty House Associates LP 99%
Maple Ridge Development Associates LP 99%
Rittenhouse School LP 99%
Silver City Housing LP 99%
South 55th Street, LP 49.5%
EC PROPERTIES III, INC. (Massachusetts corporation)
Corporations for Affordable Housing LP III 1%GP
Pines Housing III LP 99%
Salem Lafayette Urban Renewal Associates, LP 99%
Spring Valley Commons LP 99%
Stevenson Housing Associates (Park Vista) 99%
EC-SLP, INC. (Massachusetts corporation)
ECH Investor Partners VI-A LP 1%GP
Edison Capital Housing Partners VI LP 61.8166%
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
ECH Investor Partners VI-B LP 1%GP
Edison Capital Housing Partners VI LP 37.1834%
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
ECH/HFC GP Partnership No. 1 34.9%GP
Edison Capital Housing Partners VII LP 19.4187%GP
C-Court LP (Cawelti Court) 99%
Cottonwood Affordable Housing LP (Verde Vista) 99%
Fifth and Wilshire Apartments LP 99%
Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
Huff Avenue Associates LP 99%
Mountain View Townhomes Associates LP 99%
Oak Forest Associates LP 99%
Paradise Road Partners LP (Gateway Village) 99%

Woodland Arms Apartments, Ltd. 99%
ECH/HFC GP Partnership No. 2 56.7%GP
Edison Capital Housing Partners VIII LP 18.54%GP
Ohlone Housing Associates LP 99%
ECHP INVESTMENT COMPANY (California Corporation)
ECHP LLC 99.999%GP (Delaware LLC)
Edison Capital Housing Partners XVI LP 0.01%GP
Bouquet Canyon Seniors LP 99.9%
Eugene Hotel LP 99.9%
KDF Park Glenn LP (Park Glenn) 99%
KDF Park Glenn Seniors LP (Park Glenn II) 99.9%
King Road Associates LP 99.9%
LL Housing LP (Laurel Lakes) (Maryland partnership) 99%
Red Lake LP #1 99.9%
Southern Hotel LP 99.9%
Edison Capital Housing Partners XVII LP 0.01%GP
Baker Park Associates LP 99%
Fremont Building LP (Crescent Arms) 99%
Hercules Senior Housing Associates 99.9%
Parkview Apartments Associates LP (Parkview/Sunburst) 99.9%
Quebec Arms Apartments LP 99.9%
Sunset Creek Partners LP 99%
University Manor Apartments LP 99.9%
Vista Verde Housing Associates LP 99.9%
Edison Capital Housing Partners XVIII LP 0.01%GP
Bracher Associates LP 99%
Florin Woods Associates LP 99%
Pinmore Associates LP 99.9%
SD Regency Centre LP 99.9%
Edison Capital Housing Partners XIX LP 0.01%GP
Cochrane Village Apartments LP 99%
CCS/Mount Vernon Housing LP (La Venture) 99.9%
KDF Santa Paula LP (Santa Paula) 99%
Ontario Senior Housing LP (Ontario Plaza) 98.9%
Pecan Court Associates LP 99.9%
Pellettieri Homes Urban Renewal Associates, LP 99%
Schoolhouse Court Housing Associates LP 99.9%
Virginia Lane LP (Maplewood/Golden Glenn) 99.9%
Edison Capital Affordable Housing 99A G.P. 27.69%GP
Edison Capital Housing Partners IX LP 13.5533%GP
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
Edison Capital Affordable Housing 99B G.P. 99.99%GP
Edison Capital Housing Partners X LP 19.3952%GP
Beacon Manor Associates LP 99%
Boulder Creek Apartments LP 99.9%
Burlington Senior Housing LLC 99.9%
CCS/Renton Housing LP (Renton) 99.9%
Coolidge Station Apartments LLC 99%
Lark Ellen LP 99%
Mercy Housing California IX LP (Sycamore) 99.9%
Morgan Hill Ranch Housing LP 99%
Pacifica Community Associates LP (Villa Pacifica) 99.9%
Persimmon Associates LP 99%
Providence-Brown Street Housing LP (Brown Street) 99.9%

San Juan Commons 1996 LP 99.9%
Trinity Park Apartments LP 99.9%
Venbury Trail LP 99.9%
Edison Capital Contributions VI Partners 91.77%GP
ECH Investor Partners VI-A LP 15.3877%LP
Edison Capital Housing Partners VI LP 61.8166%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
ECH Investor Partners VI-B LP 99%LP
Edison Capital Housing Partners VI LP 37.1834%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
EDISON CAPITAL HOUSING DELAWARE, INC. (Delaware corporation)
Edison Capital Housing Partners V LP 16.18%GP
AMCAL Santa Barbara Fund XXXVI LP (Positano) 99%
Bodega Hills Investors LP 99%
Park Place Terrace LP 99%
River Walk Apartments Homes LP 99%
San Diego Golden Villa Partners LP (Golden Villa) 98.9%
Santa Alicia Gardens Townhomes LP (The Gardens) 99%
St. Hedwig's Gardens LP 99%
Sunshine Terrace LP 99%
Union Meadows Associates LLC 99%
Edison Capital Housing Partners VI LP 1%GP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
Edison Capital Housing Partners XI LP 18.62486%GP
1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%
Auburn Manor Apartments LP 99%
Barnsdall Court LP (Villa Mariposa) 99.9%

Borregas Court LP 99%
Bryson Family Apartments LP 99.9%
Carson Housing LP (Carson Street) 98%
Casa Rampart LP (Rampart Apartments) 99.9%
Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99.9%
Eastwood Homes LP 99%
Electra Arms Senior Associates LP 99%
Grace Housing LP 99%
Stony Point Apartment Investors LP (Panas Place) 99.9%
Wall Street Palmer House LP 99%
Wilmington Housing Associates LP (New Harbor Vista) 99.9%
Edison Capital Housing Partners XII LP 13.73759%GP
Cedarshores Limited Dividend Housing Association LP 99.99%
Heritage Partners LP 99.9%
Osage Terrace LP 99.89%
West Oaks Apartments LP 99.9%
Yale Street LP 99.9%
Edison Capital Housing Partners XIII LP 17.03513%GP
Alhambra Apartments LP 99.9%
Chamber Apartments LP (The Chamber Building) 99%
Park Land Senior Apartments Investors LP (Banducci) 99.9%
President John Adams Manor Apartments LP 99.9%
Riverwalk Apartments, Ltd. (Colorado) 99.8%
Rosecreek Senior Living LP 99.9%
Twin Ponds Apartments LP 99.9%
Women's Westlake LP (Dorothy Day) 99.9%
Woodleaf Village LP 99.9%
Edison Capital Housing Partners XIV LP 7.6118%GP
Apollo Development Associates LP (Apollo Hotel) 99.9%
Carson Terrace LP 99.9%
Don Avante Association II LP (Village Avante) 99.9%
Preservation Properties I 99.9%
Preservation Properties II 99.9%
Preservation Properties III 99.9%
Preservation Properties IV 99.9%
Preservation Properties V 99.9%
Rowland Heights Preservation LP 99.9%
Springdale Preservation LP (Springdale West) 99.9%
Edison Capital Housing Partners XV LP 9.567%GP
708 Pico LP (Wavecrest Apartments) 99.9%
Benton Green LP 99.9%
Don Avante Association I LP (Don de Dios) 99.9%
Emmanuel Grant Company LLC (Capitol Heights) 99.9%
Highland Village Partners LP 99.9%
I.G. Partners LP (Islands Gardens) 99.9%
Lilac Estates LP 99.9%
Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%
NAHF Brockton LP (Southfield Gardens) 99.9%
Northern Senior Housing LP (St. Johnsbury) 99.9%
Park Place 1998, LLC 99.9%
Park Williams Partners LP 99.9%
Patriots Pointe at Colonial Hills LP 99.9%
Plum Tree Preservation LP 99.9%
Poinsettia Housing Associates 99.9%
Project Home I LLC 99.99%
Saratoga Vacaville LP (Saratoga Senior) 99.9%
Serena Sunbow LP (Villa Serena) 99.9%
St. Regis Park LP (Pear Tree) 99.9%
Vista Sonoma Senior Living LP 99.9%
Westfair LLC (Cedar Ridge) 99.9%
Windrush Apartments of Statesville LP 99.9%
Wingate LLC (Regency Park) 99.9%
Edison Capital Housing Partners X LP 80.6048%

EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 55.52% [Also owned 0.08% by Edison Funding Company and 44.40% by Edison Housing Consolidation Company, where Omicron subsidiaries are listed.]
ECH Investor Partners VI-A LP 83.6123%
Edison Capital Housing Partners VI LP 61.8166%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
Edison Capital Housing Partners IX LP 86.4467%
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
Edison Capital Housing Partners XI LP 81.37514%GP
1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%
Auburn Manor Apartments LP 99%
Barnsdall Court LP (Villa Mariposa) 99.9%
Borregas Court LP 99%
Bryson Family Apartments LP 99.9%
Carson Housing LP (Carson Street) 98%
Casa Rampart LP (Rampart Apartments) 99.9%
Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99.9%
Eastwood Homes LP 99%
Electra Arms Senior Associates LP 99%
Grace Housing LP 99%
Stony Point Apartment Investors LP (Panas Place) 99.9%
Wall Street Palmer House LP 99%
Wilmington Housing Associates LP (New Harbor Vista) 99.9%
Edison Capital Housing Partners XII LP 86.26241%GP
Cedarshores Limited Dividend Housing Association LP 99.99%
Heritage Partners LP 99.9%
Osage Terrace LP 99.89%
West Oaks Apartments LP 99.9%
Yale Street LP 99.9%
Edison Capital Housing Partners XIII LP 82.96487%GP
Alhambra Apartments LP 99.9%
Chamber Apartments LP (The Chamber Building) 99%
Park Land Senior Apartments Investors LP (Banducci) 99.9%
President John Adams Manor Apartments LP 99.9%
Riverwalk Apartments, Ltd. (Colorado) 99.8%
Rosecreek Senior Living LP 99.9%
Twin Ponds Apartments LP 99.9%
Women's Westlake LP (Dorothy Day) 99.9%
Woodleaf Village LP 99.9%
Edison Capital Housing Partners XIV LP 92.3882%
Apollo Development Associates LP (Apollo Hotel) 99.9%

Carson Terrace LP 99.9%
Don Avante Association II LP (Village Avante) 99.9%
Preservation Properties I 99.9%
Preservation Properties II 99.9%
Preservation Properties III 99.9%
Preservation Properties IV 99.9%
Preservation Properties V 99.9%
Rowland Heights Preservation LP 99.9%
Springdale Preservation LP (Springdale West) 99.9%
Edison Capital Housing Partners XV LP 90.4330%
708 Pico LP (Wavecrest Apartments) 99.9%
Benton Green LP 99.9%
Don Avante Association I LP (Don de Dios) 99.9%
Emmanuel Grant Company LLC (Capitol Heights) 99.9%
Highland Village Partners LP 99.9%
I.G. Partners LP (Islands Gardens) 99.9%
Lilac Estates LP 99.9%
Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%
NAHF Brockton LP (Southfield Gardens) 99.9%
Northern Senior Housing LP (St. Johnsbury) 99.9%
Park Place 1998, LLC 99.9%
Park Williams Partners LP 99.9%
Patriots Pointe at Colonial Hills LP 99.9%
Plum Tree Preservation LP 99.9%
Poinsettia Housing Associates 99.9%
Project Home I LLC 99.99%
Saratoga Vacaville LP (Saratoga Senior) 99.9%
Serena Sunbow LP (Villa Serena) 99.9%
St. Regis Park LP (Pear Tree) 99.9%
Vista Sonoma Senior Living LP 99.9%
Westfair LLC (Cedar Ridge) 99.9%
Windrush Apartments of Statesville LP 99.9%
Wingate LLC (Regency Park) 99.9%
EDISON HOUSING NORTH CAROLINA (California Corporation)
Edison Capital Contributions VI Partners 4.03%GP
Edison Capital Housing Partners VI LP 61.8166%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
ECH Investor Partners VI-B LP 99%LP
Edison Capital Housing Partners VI LP 37.1834%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%

Vista Verde Townhomes II LLC 99%
EDISON HOUSING SOUTH CAROLINA (California Corporation)
Edison Capital Contributions VI Partners 4.20%GP
ECH Investor Partners VI-A LP 15.3877%LP
Edison Capital Housing Partners VI LP 61.8166%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
ECH Investor Partners VI-B LP 99%LP
Edison Capital Housing Partners VI LP 37.1834%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
Florence Apartments LLC 99%
Kennedy Lofts Associates LP (Massachusetts partnership) 99%
Lovejoy Station LP 99.9%
Madison/Mollison LP (Park Mollison) 99.9%
Maplewood Housing Associates LP 99.9%
MH V LP 1%GP
Centennial Place LP 99%
MHICAL 94 COMPANY (California Corporation)
[owns 19.32% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
MHICAL 94 LP (Delaware partnership) 1%GP
West Capital Courtyard LP 99%
MHICAL 95 LP (Delaware partnership) 1%GP
Abby Associates LP (Windmere) 99%
ECH/HFC GP Partnership No. 2 43.3%GP
Edison Capital Housing Partners VIII LP 18.5396%GP
Ohlone Housing Associates LP 99%
Mercy Housing California VI LP (205 Jones) 99%
MHICAL 96 LP (Delaware partnership) 1%GP
ECH/HFC GP Partnership No. 1 50.44%GP
Edison Capital Housing Partners VII LP 19.4187%GP
C-Court LP (Cawelti Court) 99%
Cottonwood Affordable Housing LP (Verde Vista) 99%
Fifth and Wilshire Apartments LP 99%
Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
Huff Avenue Associates LP 99%
Mountain View Townhomes Associates LP 99%
Oak Forest Associates LP 99%
Paradise Road Partners LP (Gateway Village) 99%
Woodland Arms Apartments, Ltd. 99%

Edison Capital Affordable Housing 99A G.P. 36.47%GP
Edison Capital Housing Partners IX LP 13.5533%GP
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
Kennedy Court Partners LP 99%
Klamath Associates LP 99%
MHICAL 95 COMPANY (California Corporation)
EDISON HOUSING CONSOLIDATION COMPANY (formerly Edison Housing Georgia) 29.90% (California Corporation)
EDISON FUNDING OMICRON INCORPORATED (Delaware corporation)
(formerly Edison Funding Omicron GP) 44.40% [also owned 0.08% by Edison Funding Company and 55.52% by Edison Capital Housing Investments]
1856 Wells Court Partners, LP (Wells Court) 99%
Agape Housing LP 99%
Brantwood II Associates LP 99%
Brooks School Associates LP 99%
Bryn Mawr - Belle Shore LP, The 99%
Bush Hotel LP 99%
ECH Investor Partners VI-A LP 83.6123%
Edison Capital Housing Partners VI LP 61.8166%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
Edison Capital Housing Partners IX LP 86.4467%
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
Edison Capital Housing Partners XI LP 81.3751%
1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%
Auburn Manor Apartments LP 99%
Barnsdall Court LP (Villa Mariposa) 99.9%
Borregas Court LP 99%
Bryson Family Apartments LP 99.9%
Carson Housing LP (Carson Street) 98%
Casa Rampart LP (Rampart Apartments) 99.9%
Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99.9%
Eastwood Homes LP 99%

Electra Arms Senior Associates LP 99%
Grace Housing LP 99%
Stony Point Apartment Investors LP (Panas Place) 99.9%
Wall Street Palmer House LP 99%
Wilmington Housing Associates LP (New Harbor Vista) 99.9%
Edison Capital Housing Partners XII LP 86.26241%GP
Cedarshores Limited Dividend Housing Association LP 99.99%
Heritage Partners LP 99.9%
Osage Terrace LP 99.89%
West Oaks Apartments LP 99.9%
Yale Street LP 99.9%
Edison Capital Housing Partners XIII LP 82.96487%GP
Alhambra Apartments LP 99.9%
Chamber Apartments LP (The Chamber Building) 99%
Park Land Senior Apartments Investors LP (Banducci) 99.9%
President John Adams Manor Apartments LP 99.9%
Riverwalk Apartments, Ltd. (Colorado) 99.8%
Rosecreek Senior Living LP 99.9%
Twin Ponds Apartments LP 99.9%
Women's Westlake LP (Dorothy Day) 99.9%
Woodleaf Village LP 99.9%
Edison Capital Housing Partners XIV LP 92.3882%
Apollo Development Associates LP (Apollo Hotel) 99.9%
Carson Terrace LP 99.9%
Don Avante Association II LP (Village Avante) 99.9%
Preservation Properties I 99.9%
Preservation Properties II 99.9%
Preservation Properties III 99.9%
Preservation Properties IV 99.9%
Preservation Properties V 99.9%
Rowland Heights Preservation LP 99.9%
Springdale Preservation LP (Springdale West) 99.9%
Edison Capital Housing Partners XV LP 90.4330%
708 Pico LP (Wavecrest Apartments) 99.9%
Benton Green LP 99.9%
Don Avante Association I LP (Don de Dios) 99.9%
Emmanuel Grant Company LLC (Capitol Heights) 99.9%
Highland Village Partners LP 99.9%
I.G. Partners LP (Islands Gardens) 99.9%
Lilac Estates LP 99.9%
Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%
NAHF Brockton LP (Southfield Gardens) 99.9%
Northern Senior Housing LP (St. Johnsbury) 99.9%
Park Place 1998, LLC 99.9%
Park Williams Partners LP 99.9%
Patriots Pointe at Colonial Hills LP 99.9%
Plum Tree Preservation LP 99.9%
Poinsettia Housing Associates 99.9%
Project Home I LLC 99.99%
Saratoga Vacaville LP (Saratoga Senior) 99.9%
Serena Sunbow LP (Villa Serena) 99.9%
St. Regis Park LP (Pear Tree) 99.9%
Vista Sonoma Senior Living LP 99.9%
Westfair LLC (Cedar Ridge) 99.9%
Windrush Apartments of Statesville LP 99.9%
Wingate LLC (Regency Park) 99.9%
EDISON FUNDING OLIVE COURT 100%GP (California Corporation)
El Barrio Academy Urban Renewal Associates, LP (Academy Street) 99%
Elizabeth West and East LP 99%
HMB-Atlanta I LP (Spring Branch) 99%
Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 99%
Maplewood School Apartments LP 99%

McFarland Press Associates LP 99%
MHICAL 94 LP (Delaware partnership) 99%LP
West Capital Courtyard LP 99%
MHICAL 95 LP (Delaware partnership) 99%LP
Abby Associates LP (Windmere) 99%
ECH/HFC GP Partnership No. 2 43.3%GP
Edison Capital Housing Partners VIII LP 18.5396%GP
Ohlone Housing Associates LP 99%
Mercy Housing California VI LP (205 Jones) 99%
MHICAL 96 LP (Delaware partnership) 99%LP
Kennedy Court Partners LP 99%
Klamath Associates LP 99%
Oceanside Gardens LP 99%
Omaha Amber Ridge LP (Amber Ridge) 98.9%
Ontario Senior Housing LP (Ontario Plaza) 0.1%
Roebling Village Inn Urban Renewal LP 99%
South Winery Associates LP (The Winery Apartments) 99%
Thomson Rental Housing, LP (Washington Place) 99%
Villa Maria Housing Partnership 99%
YWCA Villa Nueva Partners 99%
MHICAL 96 COMPANY [owns 8.96% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.] (California Corporation)
MHICAL 96 LP (Delaware partnership) 99%
ECH/HFC GP Partnership No. 1 50.44%GP
Edison Capital Housing Partners VII LP 19.4187%GP
C-Court LP (Cawelti Court) 99%
Cottonwood Affordable Housing LP (Verde Vista) 99%
Fifth and Wilshire Apartments LP 99%
Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
Huff Avenue Associates LP 99%
Mountain View Townhomes Associates LP 99%
Oak Forest Associates LP 99%
Paradise Road Partners LP (Gateway Village) 99%
Woodland Arms Apartments, Ltd. 99%
MHICAL 97 COMPANY (California Corporation)
MHICAL 97 LP (Delaware partnership) 99%
ECH/HFC GP Partnership No. 1 14.66%GP
Edison Capital Housing Partners VII LP 19.4187%GP
C-Court LP (Cawelti Court) 99%
Cottonwood Affordable Housing LP (Verde Vista) 99%
Fifth and Wilshire Apartments LP 99%
Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
Huff Avenue Associates LP 99%
Mountain View Townhomes Associates LP 99%
Oak Forest Associates LP 99%
Paradise Road Partners LP (Gateway Village) 99%
Woodland Arms Apartments, Ltd. 99%
Edison Capital Affordable Housing 99A G.P. 33.05%
Edison Capital Housing Partners IX LP 13.5533%GP
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
MHICAL 97 LP (Delaware partnership) 99%LP
MHICAL 97 LP (Delaware partnership) 1%GP
ECH/HFC GP Partnership No. 1 14.66%GP
Edison Capital Housing Partners VII LP 19.4187%GP

C-Court LP (Cawelti Court) 99%
Cottonwood Affordable Housing LP (Verde Vista) 99%
Fifth and Wilshire Apartments LP 99%
Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
Huff Avenue Associates LP 99%
Mountain View Townhomes Associates LP 99%
Oak Forest Associates LP 99%
Paradise Road Partners LP (Gateway Village) 99%
Woodland Arms Apartments, Ltd. 99%
Edison Capital Affordable Housing 99A G.P. 33.05%GP
Edison Capital Housing Partners IX LP 13.5533%GP
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
MHIFED 94 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
CDR Senior Housing Associates (Casa del Rio) 99%
Hope West Apartments LP 99%
Morrone Gardens Associates LP 99%
Tierra Linda Associates LP 99%
Tlaquepaque Housing Associates LP 99%
MHIFED 95 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
1101 Howard Street Associates LP 99%
Larkin Pine LP 99%
Mercy Housing California III LP (3rd and Reed) 99%
MHIFED 96 LP (Delaware partnership) 5%GP; 95%LP to Cargill
Lavell Village Associates LP 99%
Poco Way Associates LP 99%
MHIFED 96A LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
Good Samaritan Associates LP 99%
Oxnard Housing Associates LP 99%
Reseda Village LP 99%
Santa Alicia Family Housing Associates 99%
Vine Street Court LP 99%
Vine Street Court LP II 99%
MISSION HOUSING ALPHA (California Corporation)
LL Housing LLC 24.5%
LL Housing LP (Laurel Lakes) 1%
Quebec Arms Apartments LP 0.05% GP
University Manor Apartment LP 0.05% GP
MISSION HOUSING BETA (California Corporation)
[owns 2.58% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
MISSION HOUSING DELTA (California Corporation)
[owns 1.07% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
MH V LP 99%
Centennial Place LP 99%
MISSION HOUSING EPSILON (California Corporation)
[owns 0.54% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
Edison Capital Affordable Housing 99A G.P. 2.78%
Edison Capital Housing Partners IX LP 13.5533%GP
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%

Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
Hotel Elkhart LLC (The Cornerstone) 99%
MISSION HOUSING GAMMA (California Corporation)
[owns 1.73% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
MISSION HOUSING HOLDINGS (California Corporation)
[owns 13.10% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
MISSION HOUSING THETA (California Corporation)
MISSION FUNDING THETA (California Corporation)
[owns 0.01% of Edison Housing Consolidation Company; see listing under MHICAL 95 Company.]
Brantwood II Associates LP 0.01%LP
Brooks School Associates LP 0.01%LP
Edison Capital Affordable Housing 99A G.P. 0.01%
Edison Capital Housing Partners IX LP 13.5533%GP
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
Edison Capital Affordable Housing 99B G.P. 0.01%
Edison Capital Housing Partners X LP 19.3952%GP
Beacon Manor Associates LP 99.9%
Boulder Creek Apartments LP 99.9%
Burlington Senior Housing LLC 99.9%
CCS/Renton Housing LP (Renton) 99.9%
Coolidge Station Apartments LLC 99%
Lark Ellen LP 99%
Mercy Housing California IX LP (Sycamore) 99.9%
Morgan Hill Ranch Housing LP 99%
Pacifica Community Associates LP (Villa Pacifica) 99.9%
Persimmon Associates LP (Persimmon Tree) 99%
Providence-Brown Street Housing LP (Brown Street) 99.9%
San Juan Commons 1996 LP 99.9%
Trinity Park Apartments LP 99.9%
Venbury Trail LP 99.9%
El Barrio Academy Urban Renewal Associates, LP (Academy Street) 0.01%LP
Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 0.01%LP
Oakdale Terrace Leased Housing Associates LP 0.01%
Roebling Village Inn Urban Renewal LP 0.01%LP
Westfield Condominium Investment LP 0.01%
Mission Housing Investors Partnership 5%GP; 95%LP to GECC
1028 Howard Street Associates LP 99%
Oakdale Terrace Leased Housing Associates LP 98.99%
OL Hope LP (Olympic Hope) 99.9%
Olive Court Apartments L.P. (98.9%)
Pacific Vista Las Flores LP (Vista Las Flores) 99.9%
Palmer Heights, LLC 99.9%
Pilot Grove LP (Massachusetts partnership) 99%
San Martin de Porres LP 99.9%
Terra Cotta Housing Associates LP 99.9%

West Valley Hart LP (Hart and Alabama) 99.9%
Westfield Condominium Investment LP 98.99%
White Mountain Apache LP 99%
EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 0.08% [also owned 55.52% by Edison Capital Housing Investments and 44.40% by Edison Housing Consolidation Company]
ECH Investor Partners VI-A LP 83.6123%
Edison Capital Housing Partners VI LP 61.8166%LP
Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
Altamont Hotel Associates LP 99%
Bradley Manor Senior Apartments LP 99%
Double X Associates 1995 LP (Terrace Manor) 99%
Hamilton Place Apartments LP (Larkin Place) 99%
Hamilton Place Senior Living LP 99%
Hearthstone Group 3 LP (Evergreen Court) 99%
KDF Malabar LP (Malabar Apartments) 99%
Northwood Manor Associates LP 99%
Silver Lake Properties LP 99%
University Park Properties LP 99%
Upland Senior Housing LP (Coy D. Estes) 99%
Vista Verde Townhomes II LLC 99%
Edison Capital Housing Partners IX LP 86.4467%
1010 SVN Associates LP 99.9%
2814 Fifth Street Associates LP (Land Park Woods) 99%
Alma Place Associates LP 99%
Knolls Community Associates LP 99.9%
Monterra Village Associates LP 99%
Pacific Terrace Associates LP 99.9%
Sherman Glen, LLC 99%
Strobridge Housing Associates LP 99%
Trolley Terrace Townhomes LP 99.9%
Walnut Avenue Partnership LP 99%
Edison Capital Housing Partners XI LP 81.3751%
1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%
Auburn Manor Apartments LP 99%
Barnsdall Court LP (Villa Mariposa) 99.9%
Borregas Court LP 99%
Bryson Family Apartments LP 99.9%
Carson Housing LP (Carson Street) 98%
Casa Rampart LP (Rampart Apartments) 99.9%
Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99.9%
Eastwood Homes LP 99%
Electra Arms Senior Associates LP 99%
Grace Housing LP 99%
Stony Point Apartment Investors LP (Panas Place) 99.9%
Wall Street Palmer House LP 99%
Wilmington Housing Associates LP (New Harbor Vista) 99.9%
Edison Capital Housing Partners XII LP 86.26241%GP
Cedarshores Limited Dividend Housing Association LP 99.99%
Heritage Partners LP 99.9%
Osage Terrace LP 99.89%
West Oaks Apartments LP 99.9%
Yale Street LP 99.9%
Edison Capital Housing Partners XIII LP 82.96487%GP
Alhambra Apartments LP 99.9%
Chamber Apartments LP (The Chamber Building) 99%
Park Land Senior Apartments Investors LP (Banducci) 99.9%
President John Adams Manor Apartments LP 99.9%
Riverwalk Apartments, Ltd. (Colorado) 99.8%
Rosecreek Senior Living LP 99.9%
Twin Ponds Apartments LP 99.9%
Women's Westlake LP (Dorothy Day) 99.9%
Woodleaf Village LP 99.9%

Edison Capital Housing Partners XIV LP 92.3882%
Apollo Development Associates LP (Apollo Hotel) 99.9%
Carson Terrace LP 99.9%
Don Avante Association II LP (Village Avante) 99.9%
Preservation Properties I 99.9%
Preservation Properties II 99.9%
Preservation Properties III 99.9%
Preservation Properties IV 99.9%
Preservation Properties V 99.9%
Rowland Heights Preservation LP 99.9%
Springdale Preservation LP (Springdale West) 99.9%
Edison Capital Housing Partners XV LP 90.4330%
708 Pico LP (Wavecrest Apartments) 99.9%
Benton Green LP 99.9%
Don Avante Association I LP (Don de Dios) 99.9%
Emmanuel Grant Company LLC (Capitol Heights) 99.9%
Highland Village Partners LP 99.9%
I.G. Partners LP (Islands Gardens) 99.9%
Lilac Estates LP 99.9%
Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%
NAHF Brockton LP (Southfield Gardens) 99.9%
Northern Senior Housing LP (St. Johnsbury) 99.9%
Park Place 1998, LLC 99.9%
Park Williams Partners LP 99.9%
Patriots Pointe at Colonial Hills LP 99.9%
Plum Tree Preservation LP 99.9%
Poinsettia Housing Associates 99.9%
Project Home I LLC 99.99%
Saratoga Vacaville LP (Saratoga Senior) 99.9%
Serena Sunbow LP (Villa Serena) 99.9%
St. Regis Park LP (Pear Tree) 99.9%
Vista Sonoma Senior Living LP 99.9%
Westfair LLC (Cedar Ridge) 99.9%
Windrush Apartments of Statesville LP 99.9%
Wingate LLC (Regency Park) 99.9%
EDISON FUNDING OLIVE COURT 100% (California Corporation)
Olive Court Housing Associates LP 1.1%
MISSION FUNDING BETA (California Corporation)
MISSION FUNDING EPSILON (California Corporation)
Edison Capital (Bermuda) Investments, Ltd. (Bermuda corporation)
Address: Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%     Address: Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
AIG-GE Capital Latin American Infrastructure Fund LP 8%8
EDISON CAPITAL LATIN AMERICAN INVESTMENTS HOLDING COMPANY (Delaware corporation)
Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
Latin American Power Ventures, LLC 100% (Delaware LLC)
MISSION FUNDING ALPHA (California Corporation)
MISSION FUNDING MU (California Corporation)
MISSION FUNDING DELTA (California Corporation)
MISSION FUNDING NU (California Corporation)
Mission Investments, Inc. (U.S. Virgin Islands corp.)
Address: ABN Trust company, Guardian Building, Havensight, 2nd Floor, St. Thomas, U.S. Virgin Islands
Mission (Bermuda) Investments, Ltd. (Bermuda corp.)
Address: Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
Paz Holdings Ltd. 30.42%
Compania Adminstradora de Empresas Bolivia S.A. (“Cade”) 12.55% (Bolivian service company)

Address: Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La Paz, Bolivia
Electricidad de La Paz S.A. (“Electropaz”) 10% (Bolivian foreign utility company) [FUCO]
Address: Avenida Illimani 1973, Casilla 10511, La Paz, Bolivia
Empresa de Luz y Fuerza Electrica de Oruro S.A. (“Elfeo”) 12.55% (Bolivian foreign utility company) [FUCO]
Address: Calle Junin No. 710, Casilla No. 53, Oruro, Bolivia
Empresa de Servicios Edeser S.A. (“Edeser”) 12.55% (Bolivian service company)
Address: Iturralde No. 1309, Miraflores, La Paz, Bolivia
MISSION FUNDING GAMMA (California Corporation)
MISSION FUNDING KAPPA (California Corporation)

MISSION LAND COMPANY is a California corporation having its principal place of business at
3, MacArthur Place, Suite 100, Santa Ana, California 92707.. It is engaged, directly and through its subsidiaries, in the business of owning, managing and selling industrial parks and other real property investments. The subsidiaries and partnerships of Mission Land Company are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Mission Land Company.
ASSOCIATED SOUTHERN INVESTMENT COMPANY (California Corporation)
Mission-Oceangate 75%GP (inactive)
MISSION SOUTH BAY COMPANY (inactive) (California Corporation)
Mission-Oceangate 25%GP (inactive)

MISSION ENERGY HOLDING COMPANY is a Delaware corporation having its principal place of business at 2600 Michelson Drive, Suite 1700, Irvine, California 92612. Mission Energy Holding Company owns the stock of Edison Mission Energy.

CAPISTRANO WIND HOLDINGS, INC. (Delaware corporation) 100%
Capistrano Wind Inc. (Delaware corporation) 100% (inactive)
Capistrano Wind II, LLC (Delaware LLC) 100%
Capistrano Wind LLC. (Delaware LLC) 100%
Capistrano Wind Partners, LLC (Delaware LLC) 100%
MISSION WIND CROFTON BLUFFS, LLC (Delaware LLC) 100%
Crofton Bluffs Wind, LLC (Delaware LLC) 100%
MISSION WIND WYOMING LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
Mountain Wind Power, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
Mountain Wind Power II, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
MISSION WIND CEDRO, LLC (Delaware LLC) 100%
Cedro Hill Wind LLC (Delaware LLC) 100%

EDISON MISSION ENERGY is a Delaware corporation having its principal place of business at 3, MacArthur Place, Suite 100, Santa Ana, California 92707. Edison Mission Energy owns the stock of a group of corporations which, primarily through partnerships with non-affiliated entities, are engaged in the business of developing, owning, leasing and/or operating cogeneration and other energy or energy-related projects pursuant to the Public Utility Regulatory Policies Act of 1978. Edison Mission Energy, through wholly owned subsidiaries, also has ownership interests in a number of independent power projects in operation or under developments that either have been reviewed by the Commission's staff for compliance with the Act or are or will be exempt wholesale generators or foreign utility companies under the Energy Policy Act of 1992. In addition, some Edison Mission Energy subsidiaries have made fuel-related investments and a limited number of non-energy related investments. The subsidiaries and partnerships of Edison Mission Energy are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California and have the same principal place of business as Edison Mission Energy.
AGUILA ENERGY COMPANY (California Corporation)
American Bituminous Power Partners, LP (Delaware limited partnership) 49.5%; 0.5% with Pleasant Valley
Address: Grant Town Power Plant, Highway 17, Grant Town, WV 26574
ANACAPA ENERGY COMPANY (California Corporation)

Salinas River Cogeneration Company (California general partnership) 50%
Address: Star Route 42, Sargents Road, San Ardo, CA 93450
CHESTER ENERGY COMPANY (California Corporation)
DEL MAR ENERGY COMPANY (Disregarded as a separate entity for tax purposes) (California Corporation)
Mid-Set Cogeneration Company (California general partnership) 50%
Address: 13705 Shalae Road, Fellows, CA 93224
EDISON MISSION ARROYO NOGALES, INC. (Delaware corporation) 100%
WCEP Holdings, LLC (Delaware LLC) 100%
Edison Mission Walnut Creek II, LLC (Delaware LLC) 100%
Edison Mission Walnut Creek, LLC (Delaware LLC) 100%
Edison Mission Huntington Beach, LLC (Delaware LLC) 100%
Walnut Creek Energy, LLC (Delaware LLC)
EDISON MISSION ASSET SERVICES, INC. (Delaware corporation) 100%
EDISON MISSION DEVELOPMENT, INC. (Delaware corporation) 100%
EDISON MISSION ENERGY FUEL (California Corporation)
EDISON MISSION ENERGY PETROLEUM (California Corporation)
EDISON MISSION ENERGY SERVICES, INC. [formerly Edison Mission Energy Fuel Services, Inc.] [PowerGen project] (California Corporation)
EDISON MISSION FUEL RESOURCES, INC. (Delaware corporation) [Com Ed Project]
EDISON MISSION FUEL TRANSPORTATION, INC. (Delaware corporation) [Com Ed Project]
EDISON MISSION MARKETING AND TRADING, INC. (California Corporation)
Edison Mission Solutions, LLC (Delaware LLC) 100% (formerly Midwest Generation Energy
Services, LLC Delaware LLC) (formerly CP Power Sales Eighteen, LLC) 100%
Address: 500 W. Madison Street, Suite 2640, Chicago, Illinois 60661
EDISON MISSION HOLDINGS CO. (formerly EME Homer City Holdings Co.)
(Delaware corporation)
CHESTNUT RIDGE ENERGY COMPANY 100% (California Corporation)
EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 99.9%LP [EWG]
Address: 1750 Power Plant Road, Homer City, PA 15748-8009 (California Corporation)
EDISON MISSION FINANCE CO. 100% (California Corporation)
HOMER CITY PROPERTY HOLDINGS, INC. 100%
MISSION ENERGY WESTSIDE, INC. 100% (California Corporation)
EME HOMER CITY GENERATION, L.P. (Pennsylvania limited partnership) 0.1%GP [EWG]
Address: 1750 Power Plant Road, Homer City, PA 15748-8009
EDISON MISSION OPERATION AND MAINTENANCE, INC. (California Corporation)
EDISON MISSION PROJECT CO. (formerly EME UK International, Inc.) (Delaware corporation) (inactive) 100%
EDISON MISSION WIND, INC. (Delaware corporation) 100%
CAPISTRANO WIND HOLDINGS, INC. (Delaware corporation) 100%
Capistrano Wind Inc. (Delaware corporation) 100%
Capistrano Wind II, LLC (Delaware LLC) 100%
Capistrano Wind LLC. (Delaware LLC) 100%
Capistrano Wind Partners, LLC (Delaware LLC) 99%
MISSION WIND WYOMING LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
Mountain Wind Power, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
Mountain Wind Power II, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
MISSION WIND CEDRO, LLC (Delaware LLC) 100%
Cedro Hill Wind LLC (Delaware LLC) 100%
EDISON MISSION MID-ATLANTIC, INC. (Delaware corporation) 100%
Address for Edison Mission Mid-Atlantic's subsidiaries: 10592 Perry Highway,
#210, Wexford, PA 15090
Black Rock Wind Force, LLC (Delaware LLC) 5%
Dan's Mountain Wind Force, LLC (Delaware LLC) 5%
Liberty Gap Wind Force, LLC (Delaware LLC) 5%
Mt. Storm Wind Force, LLC (Delaware LLC) 5%
Rich Mtn. Wind Force, LLC (Delaware LLC) 5%
South Avenue Wind Force, LLC (Delaware LLC) 5%

EDISON MISSION MIDWEST II, INC. (Delaware corporation) 100%
Big Sky Wind, LLC (Delaware LLC) 100.0% (Disregarded as a separate entity for tax purposes)
Blue Ridge Wind, LLC (Delaware LLC) 5%
Broken Bow Wind II, LLC (Delaware LLC) 5%
Burr Ridge Wind, LLC (Delaware LLC) 5%
Conestoga Wind, LLC (Delaware LLC) 5%
Elkhorn Ridge Wind II, LLC (Delaware LLC) 5%
Niobrara Wind, LLC (formerly Holt County Wind, LLC) (Delaware LLC) 5%
Stony Brook Wind, LLC (Delaware LLC) 5.0%
Edison Mission Renewable Energy CDE, LLC (Delaware LLC) 99.9%
Foresight Flying M, LLC (Grapevine) (Delaware LLC)
Address:
Guadalupe Mountains Wind, LLC (Delaware LLC)
Address:
MISSION FUNDING ZETA (California Corporation)
Covanta Huntington LP (formerly Ogden Martin Systems of Huntington LP (Delaware partnership) 15.15%
MISSION BINGHAM LAKE WIND, LLC (Minnesota LLC) 100%GP
[Disregarded as a separate entity for tax purposes.]
Address for Mission Bingham Lake Wind and all of its subsidiaries: c/o Juhl Energy Services, Inc. (formerly DanMar and Associates), 520 Fifth Avenue SE, Pipestone, Minnes
ALP Wind, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
HyperGen, LLC (Minnesota LLC) 99%LP [QF]]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
JMC Wind, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
LimiEnergy, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Maiden Winds, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
MD & E Wind, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Power Beyond, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Power Blades Windfarm, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Stony Hills Wind Farm, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Tower of Power, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Whispering Wind Acres, LLC (Minnesota LLC) 99%LP [QF]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
White Caps Windfarm, LLC (Minnesota LLC) 99%LP [QF]]
Windom Transmission, LLC (Minnesota LLC) 8.25%LP
Windom Transmission, LLC (Minnesota LLC) 1.0%LP
MISSION CWN HOLDINGS INC (Delaware corporation) 100%
MISSION COMMUNITY WIND NORTH, INC. (Delaware corporation)
Community Wind North, LLC (Minnesota LLC) 99%
North Community Turbines, LLC (Minnesota LLC) 100%
Community Wind North 1 LLC (Minnesota LLC) 100%
Community Wind North 2 LLC (Minnesota LLC) 100%
Community Wind North 5 LLC (Minnesota LLC) 100%
Community Wind North 6 LLC (Minnesota LLC) 100%
Community Wind North 8 LLC (Minnesota LLC) 100%
Community Wind North 15 LLC (Minnesota LLC) 100%
North Wind Turbines, LLC ((Minnesota LLC) 100%
Community Wind North 3 LLC (Minnesota LLC) 100%
Community Wind North 7 LLC (Minnesota LLC) 100%
Community Wind North 9 LLC (Minnesota LLC) 100%
Community Wind North 10 LLC (Minnesota LLC) 100%

Community Wind North 11 LLC (Minnesota LLC) 100%
Community Wind North 13 LLC (Minnesota LLC) 100%
Mission Minnesota Wind, LLC (Delaware LLC) 100%GP
[Disregarded as separate entity for tax purposes.]
Address for Mission Minnesota Wind and all of its interests except Jeffers Wind 20, LLC: c/o Juhl Energy Services, Inc. (formerly DanMar and Associates), 520 Fifth Avenue SE, Pipestone, Minnesota 56164
Address: 120 S. Sixth St., Minnesota, MN 55402
Bisson Windfarm, LLC (Minnesota LLC) 95%LP [EWG, QF]
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Boeve Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
CG Windfarm, LLC (Minnesota LLC) 99%LP [See [EWG, QF]
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Fey Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
K-Brink Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
TG Windfarm, LLC (Minnesota LLC) 99%LP [EWG, QF]
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Tofteland Windfarm, LLC (Minnesota LLC) 91%LP [EWG, QF]
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Westridge Windfarm, LLC (Minnesota LLC) 92%LP [EWG, QF]
DanMar Transmission, LLC (Minnesota LLC) 19.9%LP
Windcurrent Farms, LLC (Minnesota LLC) 99%LP [EWG, QF]
DanMar Transmission, LLC (Minnesota LLC) 0.5%LP
Carstensen Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Greenback Energy, LLC (Minnesota LLC) 99%LP [EWG, QF]
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Lucky Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Northern Lights Wind, LLC (Minnesota LLC) 99%LP [EWG, QF]
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
Stahl Wind Energy, LLC (Minnesota LLC) 99%LP [EWG, QF]
West Pipestone Transmission, LLC (Minnesota LLC) 19.9%LP
West Pipestone Transmission, LLC (Minnesota LLC) 0.5%LP
Bendwind, LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Degreeff DP LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Degreeffpa, LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Groen Wind, LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Hillcrest Wind, LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Larswind, LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
Sierra Wind, LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
TAIR Windfarm, LLC (Minnesota LLC) 99%LP [EWG]
East Ridge Transmission, LLC (Minnesota LLC) 12.375%LP
East Ridge Transmission, LLC (Minnesota LLC) 1.0%LP7
MISSION WIND AURORA STARLIGHT, INC. (Delaware Corporation)100%
Aurora Starlight Wind, LLC (Delaware Corporation) 100%
MISSION MINNESOTA WIND III, INC. (Delaware corporation) 100%
Jeffers Wind 20, LLC (Minnesota LLC) 99.9%LP
Mission Mountain Wind, LLC (Delaware LLC)
Pioneer Ridge, LLC (Delaware LLC) 100%
Pioneer Trail Wind, LLC (Delaware LLC) 100%
MISSION WIND BOQUILLAS, INC. (Delaware corporation) 100%
Boquillas Wind, LLC (Delaware LLC) 100% (formerly Aubrey Cliffs Wind)
Mission Wind Broken Bow, LLC (Delaware LLC) 100%
Broken Bow Wind, LLC (Delaware LLC) 100%
MISSION WIND GOAT MOUNTAIN, INC. (Delaware corporation) 100%

Goat Wind, L.P. (Texas LP) 1%
MISSION WIND LAREDO, INC. (Delaware corporation) 100%
Laredo Ridge Wind, LLC (Delaware LLC) 5%
MISSION WIND MAINE, INC. (Delaware corporation) 100%
Maine Mountain Power, LLC (Delaware LLC) 97.5%
MISSION WIND NEW MEXICO II, INC. (Delaware corporation) 100%
High Lonesome Mesa, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax     purposes)
High Lonesome Mesa Investments, LLC (Delaware LLC) 100% (Disregarded as a
separate entity for tax purposes)
MISSION WIND OWAISSA, INC. (Delaware corporation) 100%
West Transmission One, LLC (Delaware LLC) 100%
MISSION WIND PINNACLE, INC. (Delaware corporation) 100% (inactive)
MISSION WIND SOUTHWEST, INC. (Delaware corporation) 100%
Wilson Creek Power Partners, LLC (Delaware LLC) 10%
Mission Wind Terra Investments, LLC (Delaware LLC)
MISSION WIND TEXAS II, INC. (Delaware corporation) 100%
Goat Wind, L.P. (Texas LP) 98.9%
MISSION WIND UTAH, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
Spanish Fork Wind Park 2, LLC (Utah LP) 100% (Disregarded as a separate entity for tax purposes)
Owaissa Wind, LLC (Delaware LLC)
Address:
South Texas Wind, LLC (Delaware LLC) 100%
Sunshine Arizona Wind Energy, LLC (Delaware LLC)
Address:
Storm Lake Power Partners I, LLC (Delaware LLC) 1% [EWG]
Taloga Wind II, LLC (Oklahoma LLC) 100%
VIENTO FUNDING, INC. (Delaware corporation) 100%
MISSION IOWA WIND COMPANY (California Corporation)
Storm Lake Power Partners I, LLC (Delaware LLC) 99% [EWG]
Clear View Acres Wind Farm, LLC (Iowa LLC) 99%
Address: 4939 220th Ave., Albert City, Iowa 50510
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Eagle View Acres Wind Farm, LLC (Iowa LLC) 99%
Address: 5074 390th Ave., Laurens, Iowa 50554
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Elk Lake Wind Farm, LLC (Iowa LLC) 99%
Address: 18551 470th St., Havelock, Iowa 50546
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Green Prairie Energy, LLC (Iowa LLC) 99%
Address: 3879 Kirkwood St., Prole, Iowa 50229
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Highland Township Wind Farm, LLC (Iowa LLC) 99%
Address: 302 3rd St., Varina, Iowa 50593
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Palo Alto County Wind Farm, LLC (Iowa LLC) 99%
Address: 2441 480th St., Albert City, Iowa 50510
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Silver Lake Acres Wind Farm, LLC (Iowa LLC) 99%
Address: 50768 150th Ave., Laurens, Iowa 50554
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Sunrise View Wind Farm, LLC (Iowa LLC) 99%
Address: 49106 100th Ave., Albert City, Iowa 50510
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Sunset View Wind Farm, LLC (Iowa LLC) 99%
Address: 2243 Highway 3, Albert City, Iowa 50510
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Virgin Lake Wind Farm, LLC (Iowa LLC) 99%
Address: 47902 170th Ave., Laurens, Iowa 50554
Crosswind Transmission, LLC (Iowa LLC) 10%LP
Cy-Hawk Wind Energy, LLC (Iowa LLC) 99%

Address: 1065 Orchard Avenue, Jefferson, Iowa 50129
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Greene Wind Energy, LLC (Iowa LLC) 99%
Address: 608 South Wilson, Jefferson, Iowa 50129
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Hardin Wind Energy, LLC (Iowa LLC) 99%
Address: 1210 Milligan Circle, Jefferson, Iowa 50129
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Poverty Ridge Wind, LLC (Iowa LLC) 99%
Address: 1210 Milligan Circle, Jefferson, Iowa 50129
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Sutton Wind Energy, LLC (Iowa LLC) 99%
Address: 1464 190th Street, Jefferson, Iowa 50129
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Wind Family Turbine, LLC (Iowa LLC) 99%
Address: 412 South Locust Street, Jefferson, Iowa 50129
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
Zontos Wind, LLC (Iowa LLC) 99%
Address: 1464 190th Street, Jefferson, Iowa 50129
Hardin Hilltop Wind, LLC (Iowa LLC) 14.2857%LP
MISSION MINNESOTA WIND II, INC. (Delaware corporation) 100%
Odin Wind Farm, LLC (Minnesota LLC) 99.9%
Address: 5050 Lincoln Drive, Suite 420, Edina, Minnesota
OWF One, LLC (Minnesota LLC) 100%
OWF Two, LLC (Minnesota LLC) 100%
OWF Three, LLC (Minnesota LLC) 100%
OWF Four, LLC (Minnesota LLC) 100%
OWF Five, LLC (Minnesota LLC) 100%
OWF Six, LLC (Minnesota LLC) 100%
OWF Seven, LLC (Minnesota LLC) 100%
OWF Eight, LLC (Minnesota LLC) 100%
MISSION WIND OKLAHOMA, INC. (Delaware corporation) 100%
Sleeping Bear, LLC (Oklahoma LLC) 100% (Disregarded as a separate entity for tax purposes)
MISSION WIND PA ONE, INC. (Delaware corporation) 100%
Forward WindPower, LLC (Delaware LLC) 50%
MISSION WIND PA TWO, INC. (Delaware corporation) 100% (Managing member)
Lookout WindPower, LLC (Delaware LLC) 50%
MISSION WIND PA THREE, INC. (Delaware corporation) 100%
Lookout WindPower, LLC (Delaware LLC) 50%
MISSION WIND PENNSYLVANIA, INC. (Delaware corporation) 100% (Managing member)
Forward WindPower, LLC (Delaware LLC) 50%
Tapestry Wind, LLC (Delaware LLC) 100%
Buffalo Bear LLC (Oklahoma LLC) 100%
Pinnacle Wind, LLC (Delaware LLC) 100%
Taloga Wind, LLC (Oklahoma LLC) 100%
EHI DEVELOPMENT FUND 100% (California Corporation)
Edison Mission Renewable Energy CDE, LLC (0.1%)
EME CP HOLDINGS CO. (Delaware corporation)
CP Power Sales Seventeen, LLC (Delaware limited liability company)
CP Power Sales Nineteen, LLC (Delaware limited liability company) (inactive)
CP Power Sales Twenty LLC (Delaware limited liability company) (inactive)
EME EASTERN HOLDINGS CO. (Delaware corporation)
Citizens Power Holdings One, LLC (Delaware limited liability company)
CL Power Sales Eight, LLC (Delaware LLC) 25%
EME SERVICE CO. (Delaware corporation)
EME WESTERN HOLDINGS CO. (Delaware corporation) 100%
GLOBAL POWER INVESTORS, INC. (Delaware corporation) (inactive)
MIDWEST GENERATION EME, LLC (Delaware LLC) 100%
Address: 500 W Madison Street, Suite 2460, Chicago, Illinois 60661.
EDISON MISSION MIDWEST HOLDINGS CO. (Delaware corporation) 100%
Address: 500 W Madison Street, Suite 2460, Chicago, Illinois 60661.

EDISON MISSION ENERGY FUEL SERVICES, LLC (Delaware limited liability company)
Address: 500 W Madison Street, Suite 2460, Chicago, Illinois 60661.
MIDWEST GENERATION, LLC (Delaware LLC) (Com Ed project) 100% [EWG]
Address: 500 W Madison Street, Suite 2460, Chicago, Illinois 60661.
Crawford Station, 3501 South Pulaski Road, Chicago, IL 60608
Collins Station, 4200 East Pine Bluff Road, Morris, IL 60623 [decommissioned 12/31/2004]
Fisk Station, 1111 West Cermak Road, Chicago, IL 60608
Joliet Station, 1800 Channahon Road, Joliet, IL 60436
Powerton Station, 13082 East Manito Road, Pekin, IL 61554
Waukegon Station, 10 Greenwood Avenue, Waukegan, IL 60087
Will County Station, 529 East Romeo Road, Romeoville, IL 60441
MIDWEST FINANCE CORP. (Delaware corporation) 100%
Address: 500 W Madison Street, Suite 2460, Chicago, Illinois 60661.
MIDWEST GENERATION PROCUREMENT SERVICES, LLC (formerly Hancock Generation LLC-renamed 01/20/2005) (Delaware limited liability company) 100%
Address: 500 W Madison Street, Suite 2460, Chicago, Illinois 60661.
MIDWEST PEAKER HOLDINGS, INC. (Delaware corporation) 100% (inactive)
MISSION DEL CIELO, INC. (Delaware corporation) 100%
Mission del Sol, LLC (Delaware limited liability company) 100%
Sunrise Power Company, LLC (Delaware LLC) 50% [EWG]
Address: 12857 Sunrise Power Road, Fellows, CA 93224
Mission De Las Estrellas LLC (Delaware corporation) 50%
MISSION ENERGY CONSTRUCTION SERVICES, INC. (California Corporation)
MISSION ENERGY HOLDINGS INTERNATIONAL, INC. (Delaware corporation) 100%
Beheer-en Beleggingsmaatschappij Plogema B.V. 100% (Netherlands company)
Address: Fred Roeskestraat 123, 1076 EE Amsterdam, The Netherlands.
MEC Esenyurt B.V. (Netherlands company) (Doga Project) 100%
Address: Fred Roeskestraat 123, 1076 EE Amsterdam, The Netherlands.
Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkey company) (Project company) 80%
Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkey company) (Heat company) 80%
Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
Doga Isletme ve Bakim Ticaret L.S. (Turkey company) (OandM company) 80%
Address: Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
Caresale Services Limited (UK company) 49% (inactive)
Address: 99 City Road, London EC1Y 1AX England
Edison First Power Limited (Guernsey company) (inactive) 65%
Address: 99 City Road, London EC1Y 1AX England
Edison First Power Holdings II (UK company) 100% [PowerGen project] (inactive)
Address: 99 City Road, London EC1Y 1AX England
Edison First Power Holdings I (UK company) 100% [PowerGen project] (inactive)
Address: 99 City Road, London EC1Y 1AX England
Caresale Services Limited (UK company) 51% (inactive)
Address: 99 City Road, London EC1Y 1AX England
Edison First Power Limited (Guernsey company) (inactive) 65%
Address: 99 City Road, London EC1Y 1AX England
Maplekey UK Finance Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
Maplekey UK Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
Edison First Power Limited (Guernsey company) (inactive) 35%
Address: 99 City Road, London EC1Y 1AX England
EME Finance UK Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
EME Investments, LLC (Delaware LLC) 100% (inactive)
EME Investments II, LLC (Delaware LLC) 100% (inactive)
EME SOUTHWEST POWER CORPORATION (Delaware corporation) (inactive) 100%
EME UK International LLC (Delaware LLC) (inactive) 100%
First Hydro Renewables Limited (UK company) (inactive) 100%
Address: Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales

Maplekey Holdings Limited (UK company) 100% (inactive)
Address: 99 City Road, London EC1Y 1AX England
MEC San Pascual B.V. (Netherlands company) 100%
Address: Fred Roeskestraat 123, 1076 EE Amsterdam, The Netherlands.
San Pascual Cogeneration Company International B.V. 50% (Netherlands company)
Address: Petroleumweg 32, 3196 KD Vonderlingenplaat, Rotterdam, The Netherlands.
San Pascual Cogeneration Company (Philippines) Limited (San Pascual Project) 1%GP and 74%LP
(Philippines limited partnership)
Address: Unit 1610/1611, Tower One, Ayala Triangle, Ayala Ave, 1200 Makati City, Metro Manila, Philippines
MISSION ENERGY WALES COMPANY (inactive) (California Corporation)
MISSION KERN RIVER HOLDINGS, INC. (Delaware corporation) 100%
SOUTHERN SIERRA ENERGY COMPANY (California Corporation)
Kern River Cogeneration Company (California general partnership) 50%
Address: SW China Grade Loop, Bakersfield, CA 93308
MISSION MIDWAY-Sunset Holdings, inc. (Delaware corporation) 100%
SAN JOAQUIN ENERGY COMPANY (California Corporation)

Midway-Sunset Cogeneration Company (California general partnership) 50%
Address: 3466 West Crocker Springs Road, Fellows, CA 93224
Mission Procurement, LLC (Delaware LLC) 100%
MISSION SYCAMORE HOLDINGS, INC. (Delaware corporation) 100%
WESTERN SIERRA ENERGY COMPANY (California Corporation)
Sycamore Cogeneration Company (California general partnership) 50%
Address: SW China Grade Loop, Bakersfield, CA 93308
MISSION WATSON HOLDINGS, INC. (Delaware corporation) 100%
CAMINO ENERGY COMPANY (California Corporation)
Watson Cogeneration Company (California general partnership) 49%
Address: 22850 South Wilmington Avenue, Carson, CA 90749
PLEASANT VALLEY ENERGY COMPANY (California Corporation)
American Bituminous Power Partners, LP (Delaware limited partnership) 0.5%; 49.5% w/ Aguila
Address: Grant Town Power Plant, Highway 17, Grant Town, WV 26574
SAN GABRIEL ENERGY COMPANY (inactive) (California Corporation)
SAN JUAN ENERGY COMPANY (California Corporation)
SILVERADO ENERGY COMPANY (California Corporation)
Coalinga Cogeneration Company (California general partnership) 50%
Address: 32812 West Gate Road, Bakersfield, CA 93210
VALLE DEL SOL ENERGY, LLC (Delaware LLC) (inactive) 100%
VIEJO ENERGY COMPANY (California Corporation)
Sargent Canyon Cogeneration Company (California general partnership) 50%
Address: Star Route 42, Sargents Road, San Ardo, CA 93450
VIENTO FUNDING II, INC. (Delaware corporation)
EDISON MISSION MIDWEST, INC. (Delaware corporation) 100%
Elkhorn Ridge Wind, LLC (Delaware LLC) 66.67%
MISSION WIND NEW MEXICO, INC. (Delaware corporation) 100%
San Juan Mesa Wind Project, LLC (Delaware LLC) 75% [EWG]
San Juan Mesa Investments, LLC (Delaware LLC) 100% (Disregarded as a separate entity for tax purposes)
MISSION WIND WILDORADO, INC. (Delaware corporation) 100%
Wildorado Wind, LLC (Texas LLC) 1.0%
Wildorado Interconnect, LLC (Texas LLC) 100%
MISSION WIND TEXAS, INC. (Delaware corporation) 100%
Wildorado Wind, LLC (Texas LLC) 98.9%
Wildorado Interconnect, LLC (Texas LLC) 100%